Exhibit 99.2

Supplemental Operating and Financial Data

Third Quarter 2015

Corporate Headquarters                                Investor Relations
Two North Riverside Plaza                                Sarah Byrnes
Suite 600                                        (312) 646-2801
Chicago, IL 60606                                    ir@eqcre.com
(312) 646-2800                                        www.eqcre.com

TABLE OF CONTENTS

Corporate Information
Company Profile and Investor Information	3

Financial Information
Key Financial Data	4
Condensed Consolidated Balance Sheets	5
Additional Balance Sheet Information	6
Condensed Consolidated Statements of Operations	7
Additional Income Statement Information	8
Calculation of Same Property Net Operating Income (NOI) and Same Property Cash Basis NOI	9
Same Property Results of Operations by Property Location	10
Calculation of EBITDA and Adjusted EBITDA	11
Calculation of Funds from Operations (FFO) and Normalized FFO	12
Debt Summary	13
Debt Maturity Schedule	14
Leverage Ratios, Coverage Ratios and Public Debt Covenants	15
Acquisitions and Dispositions	16

Portfolio Information
Top 30 Properties by Annualized Rental Revenue	17
Leasing Summary	18
Same Property Leasing Summary	19
Leasing Summary by Property Location	20
Occupancy and Leasing Analysis by Property Location	21
Capital Expenditures & Leasing Commitments Summary	22
Tenants Representing 1% or More of Annualized Rental Revenue	23
Same Property Lease Expiration Schedule	24
Property Detail	25
Disposed Property Detail	28

Additional Support
Common & Potential Common Shares	31
Summary of Equity Investments	32
Definitions	33

Forward-Looking Statements

Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Any forward-looking statements contained in this presentation are intended to be made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations and anticipated market conditions are forward-looking statements. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the sections entitled “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

COMPANY PROFILE AND INVESTOR INFORMATION

Equity Commonwealth (NYSE: EQC) is an internally managed and self-advised real estate investment trust (REIT) with commercial office properties throughout the United States. EQC currently has a portfolio comprising 67 properties and 25.3 million square feet with executive offices in Chicago, IL.

	No. of		%	3Q 2015	Cash Basis
Same Property Statistics (1)	Properties	Sq. Feet	Leased	Revenues	NOI (1)
CBD	24	13,975	92.0%	68.6%	64.8%
Suburban	43	11,311	91.8%	31.4%	35.2%
Total	67	25,286	91.9%	100%	100%

Senior Unsecured Debt Ratings	NYSE Trading Symbols
Moody's -- Baa3	Common Stock -- EQC
Standard & Poor's -- BBB-	Preferred Stock Series D -- EQC-PD
Preferred Stock Series E -- EQC-PE
5.75% Senior Notes due 2042 -- EQCO

Board of Trustees
Sam Zell (Chairman)	David A. Helfand	Kenneth Shea
James S. Corl	Peter Linneman	Gerald A. Spector
Martin L. Edelman	James L. Lozier, Jr.	James A. Star
Edward A. Glickman	Mary Jane Robertson

Senior Management
David A. Helfand	David S. Weinberg
President and Chief Executive Officer	Executive Vice President and
Chief Operating Officer

Adam S. Markman	Orrin S. Shifrin
Executive Vice President,	Executive Vice President,
Chief Financial Officer and Treasurer	General Counsel and Secretary

Equity Research Coverage (2)
Bank of America / Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
Green Street Advisors	John Bejjani	(949) 640-8780	jbejjani@greenst.com
JMP Securities	Mitch Germain	(212) 906-3546	mgermain@jmpsecurities.com
RBC Capital Markets	Rich Moore	(440) 715-2646	rich.moore@rbccm.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com

Debt Research Coverage (2)
Citigroup	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Credit Suisse	John Giordano	(212) 538-4935	john.giordano@credit-suisse.com
J.P.Morgan	Mark Streeter	(212) 834-5086	mark.streeter@jpmorgan.com
Wells Fargo Securities	Thierry Perrein	(704) 410-3262	thierry.perrein@wellsfargo.com

Rating Agencies (2)
Moody's Investors Service	Lori Marks	(212) 553-1098	lori.marks@moodys.com
Standard & Poor's	Anita Ogbara	(212) 438-5077	anita.ogbara@standardandpoors.com

(1)	Refer to the Definitions section of this document.
(2)
Any opinions, estimates or forecasts regarding EQC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of EQC or its management. EQC does not by its reference to the analysts and agencies above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

KEY FINANCIAL DATA
(amounts in thousands, except per share data)

	As of and for the Three Months Ended
	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014
OPERATING INFORMATION
Ending property count (1)	67	86	154	156	156
Ending square footage (1)(2)	25,286	29,385	42,752	42,919	42,919
Percent leased (1)	91.9%	90.6%	85.9%	85.8%	85.9%
Total revenues	$159,208	$203,694	$213,055	$212,808	$216,595
NOI (3)	85,637	114,008	115,184	118,650	117,203
Cash Basis NOI (3)	84,743	109,770	114,890	116,947	114,571
Adjusted EBITDA (3)	75,697	104,646	107,781	107,248	99,626
NOI margin (3)	53.8%	56.0%	54.1%	55.8%	54.1%
Cash Basis NOI margin	53.5%	55.0%	54.0%	55.4%	53.5%
Net income (loss)	30,466	12,616	13,630	(158,561)	156,740
Net income (loss) attributable to EQC common shareholders	23,485	5,635	6,649	(165,542)	149,759
FFO attributable to EQC common shareholders(3)	24,214	77,238	65,384	60,442	207,234
Normalized FFO attributable to EQC common shareholders(3)	46,383	67,763	71,985	68,733	57,306
SHARES OUTSTANDING AND PER SHARE DATA (4)
Shares Outstanding at End of Period
Common stock outstanding - basic (includes unvested restricted shares)	126,350	129,760	129,734	129,607	128,894
Dilutive restricted share units ("RSU"s) (4)	1,139	803	254	—	—
Dilutive Series D Convertible Preferred Shares Outstanding(5)	—	—	—	—	—
Preferred Stock Outstanding (5)	15,915	15,915	15,915	15,915	15,915
Weighted Average Shares Outstanding - EPS & FFO
Weighted Average Common shares outstanding - basic	128,739	129,733	129,696	129,398	128,880
Weighted Average Common shares outstanding - diluted	129,878	130,537	129,874	129,398	131,243
Weighted Average Shares Outstanding - Normalized FFO
Weighted Average Common shares outstanding - basic	128,739	129,733	129,696	129,398	128,880
Weighted Average Common shares outstanding - diluted	129,878	130,537	129,874	129,398	128,880
Per Share Data
Net income (loss) attributable to EQC common shareholders - basic & diluted	$0.18	$0.04	$0.05	$(1.28)	$1.16
Normalized FFO attributable to EQC common shareholders - diluted	0.36	0.52	0.55	0.53	0.44
BALANCE SHEET
Total assets	$5,324,243	$5,548,046	$5,734,296	$5,761,639	$6,170,796
Total liabilities	1,997,035	2,160,816	2,423,118	2,442,056	2,681,793
ENTERPRISE VALUE (3)
Total debt (book value) (3)	$1,828,073	$1,973,692	$2,205,075	$2,207,665	$2,442,942
Less: Cash and cash equivalents	(1,649,162)	(1,286,902)	(421,736)	(364,516)	(597,405)
Plus: Market value of preferred shares (at end of period)	400,702	400,246	407,335	398,570	400,571
Plus: Market value of dilutive common shares (at end of period)	3,472,798	3,351,558	3,451,175	3,327,012	3,313,853
Total enterprise value	$4,052,411	$4,438,594	$5,641,849	$5,568,731	$5,559,961
RATIOS
Net debt (3) / enterprise value	4.4%	15.5%	31.6%	33.1%	33.2%
Net debt (3) / annualized adjusted EBITDA	0.6x	1.6x	4.1x	4.3x	4.6x
Adjusted EBITDA / interest expense	3.0x	3.7x	3.6x	3.3x	2.8x

(1)	Excludes properties classified as held for sale.
(2)	Changes in total square footage result from remeasurement and property dispositions. Refer to either the schedule of Acquisitions and Dispositions or Disposed Property Detail.
(3)	Refer to the Definitions section of this document.
(4)
We grant restricted share units ("RSU"s) to certain employees, officers, and the chairman of the Board of Trustees. The RSUs contain both service and market-based vesting components. None of the RSUs have vested. Refer to the schedule of Common & Potential Common Shares for information regarding RSUs and their impact on weighted average shares outstanding.

(5)
As of September 30, 2015, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 of our common shares. We exclude these shares from dilutive shares outstanding on September 30, 2015, given this conversion ratio relative to our current common stock price. However, we do consider these shares on a weighted average basis when calculating diluted EPS, FFO per share and normalized FFO per share (when dilutive for those metrics). Refer to the schedule of Common & Potential Common Shares for information regarding the series D preferred shares and their impact on diluted weighted average shares outstanding.

CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share data)

	September 30, 2015	December 31, 2014
ASSETS
Real estate properties:
Land	$413,281	$714,238
Buildings and improvements	3,559,060	5,014,205
	3,972,341	5,728,443
Accumulated depreciation	(884,183)	(1,030,445)
	3,088,158	4,697,998
Properties held for sale	112,150	—
Acquired real estate leases, net	99,017	198,287
Cash and cash equivalents	1,649,162	364,516
Restricted cash	28,463	32,257
Rents receivable, net of allowance for doubtful accounts of $9,281 and $6,565, respectively	184,679	248,101
Other assets, net	162,614	220,480
Total assets	$5,324,243	$5,761,639

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$—	$—
Senior unsecured debt, net	1,460,360	1,598,416
Mortgage notes payable, net	367,713	609,249
Liabilities related to properties held for sale	1,909	—
Accounts payable and accrued expenses	121,697	162,204
Assumed real estate lease obligations, net	4,890	26,784
Rent collected in advance	29,744	31,359
Security deposits	10,722	14,044
Total liabilities	$1,997,035	$2,442,056

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized;
Series D preferred shares; 6 1/2% cumulative convertible; 4,915,196 and 4,915,497 shares issued and outstanding, respectively, aggregate liquidation preference of $122,880 and $122,887, respectively	$119,263	$119,266
Series E preferred shares; 7 1/4% cumulative redeemable on or after May 15, 2016; 11,000,000 shares issued and outstanding, aggregate liquidation preference $275,000	265,391	265,391
Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 126,349,914 and 129,607,279 shares issued and outstanding, respectively	1,263	1,296
Additional paid in capital	4,410,951	4,487,133
Cumulative net income	2,290,564	2,233,852
Cumulative other comprehensive loss	(5,142)	(53,216)
Cumulative common distributions	(3,111,868)	(3,111,868)
Cumulative preferred distributions	(643,214)	(622,271)
Total shareholders’ equity	$3,327,208	$3,319,583
Total liabilities and shareholders’ equity	$5,324,243	$5,761,639

ADDITIONAL BALANCE SHEET INFORMATION
(amounts in thousands)

	September 30, 2015	December 31, 2014
Additional Balance Sheet Information

Straight-line rents receivable, net of allowance for doubtful accounts	$165,245	$220,855
Accounts receivable, net of allowance for doubtful accounts	19,434	27,246
Rents receivable, net of allowance for doubtful accounts	$184,679	$248,101

Capitalized lease incentives, net	$9,018	$15,191
Deferred financing fees, net	19,564	16,861
Deferred leasing costs, net	105,464	126,252
Other	28,568	62,176
Other assets, net	$162,614	$220,480

Accounts payable	$5,528	$7,755
Accrued interest	14,311	25,007
Accrued taxes	41,899	57,237
Accrued capital expenditures	16,586	13,322
Accrued leasing costs	4,606	9,439
Other accrued liabilities	38,767	49,444
Accounts payable and accrued expenses	$121,697	$162,204

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Revenues
Rental income(1)	$125,459	$174,216	$457,128	$518,663
Tenant reimbursements and other income	33,749	42,379	118,829	130,386
Total revenues	$159,208	$216,595	$575,957	$649,049

Expenses:
Operating expenses	$73,571	$99,392	$261,128	$293,824
Depreciation and amortization	40,522	57,213	156,858	168,693
General and administrative	16,249	47,450	43,718	96,395
Loss on asset impairment	—	—	17,162	17,922
Acquisition related costs	—	—	—	5
Total expenses	$130,342	$204,055	$478,866	$576,839

Operating income	$28,866	$12,540	$97,091	$72,210

Interest and other income	637	406	4,813	1,071
Interest expense (including net amortization of debt discounts, premiums and deferred financing fees of $171, $(91), $23, and $(700), respectively)	(25,111)	(35,245)	(82,926)	(111,079)
(Loss) gain on early extinguishment of debt	(3,887)	6,699	6,111	6,699
Gain on sale of equity investment	—	171,754	—	171,721
Gain on issuance of shares by an equity investee	—	—	—	17,020
Foreign currency exchange loss	(9,809)	—	(8,953)	—
Gain on sale of properties	39,793	—	42,953	—
Income from continuing operations before income taxes and equity in earnings of investees	30,489	156,154	59,089	157,642
Income tax expense	(23)	(703)	(2,377)	(2,166)
Equity in earnings of investees	—	1,072	—	24,460
Income from continuing operations	30,466	156,523	56,712	179,936
Discontinued operations:
Income from discontinued operations (1)	—	95	—	8,220
Gain (loss) on asset impairment from discontinued operations	—	122	—	(2,238)
Loss on early extinguishment of debt from discontinued operations	—	—	—	(3,345)
Net income	$30,466	$156,740	$56,712	$182,573
Preferred distributions	(6,981)	(6,981)	(20,943)	(25,114)
Excess fair value of consideration over carrying value of preferred shares	—	—	—	(16,205)
Net income attributable to Equity Commonwealth common shareholders	$23,485	$149,759	$35,769	$141,254

(1)	Rental income and income from discontinued operations include non-cash straight line rent adjustments, and non-cash amortization of intangible lease assets and liabilities.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Amounts attributable to Equity Commonwealth common shareholders:
Income from continuing operations	$23,485	$149,542	$35,769	$138,617
Income from discontinued operations	—	95	—	8,220
Gain (loss) on asset impairment from discontinued operations	—	122	—	(2,238)
Loss on early extinguishment of debt from discontinued operations	—	—	—	(3,345)
Net income	$23,485	$149,759	$35,769	$141,254

Weighted average common shares outstanding — basic (1)	128,739	128,880	129,386	123,736
Weighted average common shares outstanding — diluted (1)	129,878	131,243	130,093	123,736

Basic earnings per common share attributable to Equity Commonwealth common shareholders:
Income from continuing operations	$0.18	$1.16	$0.28	$1.12
Income from discontinued operations	$—	$—	$—	$0.02
Net income	$0.18	$1.16	$0.28	$1.14
Diluted earnings per common share attributable to Equity Commonwealth common shareholders:
Income from continuing operations	$0.18	$1.16	$0.27	$1.12
Income from discontinued operations	$—	$—	$—	$0.02
Net income (2)	$0.18	$1.16	$0.27	$1.14

Additional Income Statement Information
Non-recurring General and administrative
Shareholder litigation and transition related expenses (3)	$5,474	$27,777	$8,731	$36,582
Fees paid to RMR (4)
Business management fee	$—	$9,344	$—	$28,558
Business management incentive fee	—	2,124	—	15,349
Transition services fee	198	—	2,613	—

Gain on sale of properties
Gain excluding reclassification of accumulated foreign currency translation adjustment	$39,793	$—	$106,160	$—
Reclassification of accumulated foreign currency translation adjustment	—	—	(63,207)	—
Total gain on sale of properties	$39,793	$—	$42,953	$—

(1)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.
(2)
The series D preferred shares were dilutive for earnings per common share attributable to Equity Commonwealth common shareholders for the three months ended September 30, 2014. The numerator used to calculate earnings per common share attributable to Equity Commonwealth common shareholders per diluted share for the three months ended September 30, 2014 is $151,757, which excludes the series D preferred distribution for the same period. The series D preferred shares are anti-dilutive for all other periods presented.

(3)
Shareholder litigation and transition related expenses within general and administrative for the three and nine months ended September 30, 2015 includes $4.6 million and $6.9 million, respectively, for the change in the fair value of the shareholder-approved liability for the reimbursement of expenses incurred by Related/Corvex since February 2013 in connection with their consent solicitations to remove the former Trustees, elect the new Board of Trustees and engage in related litigation. On August 4, 2015, we reimbursed $8.4 million to Related/Corvex under the terms of the shareholder-approved agreement. An additional $8.4 million will be reimbursed only if the average closing price of our common shares is at least $26.00 (as adjusted for any share splits or share dividends) from August 1, 2015 through July 31, 2016. As of September 30, 2015, the fair value of this liability is $5.2 million.

(4)	Amounts represent general and administrative expenses under our business management agreement.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(amounts in thousands)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Calculation of Same Property NOI and Same Property Cash Basis NOI (1):
Rental income	$125,459	$174,216	$457,128	$518,663
Tenant reimbursements and other income	33,749	42,379	118,829	130,386
Operating expenses	(73,571)	(99,392)	(261,128)	(293,824)
NOI	$85,637	$117,203	$314,829	$355,225
Straight line rent adjustments	(1,901)	(3,197)	(3,584)	(10,172)
Lease value amortization	2,766	2,099	6,033	8,517
Lease termination fees	(1,759)	(1,534)	(7,875)	(3,272)
Cash Basis NOI	$84,743	$114,571	$309,403	$350,298
Cash Basis NOI from non-same properties (2)	(6,560)	(35,576)	(64,594)	(107,432)
Same Property Cash Basis NOI	$78,183	$78,995	$244,809	$242,866
Non-cash rental and termination income from same properties	454	625	(1,135)	(2,270)
Same Property NOI	$78,637	$79,620	$243,674	$240,596

Reconciliation of Same Property NOI to GAAP Operating Income
Same Property NOI	$78,637	$79,620	$243,674	$240,596
Non-cash rental and termination income from same properties	(454)	(625)	1,135	2,270
Same Property Cash Basis NOI	$78,183	$78,995	$244,809	$242,866
Cash Basis NOI from non-same properties (2)	6,560	35,576	64,594	107,432
Cash Basis NOI	$84,743	$114,571	$309,403	$350,298
Straight line rent adjustments	1,901	3,197	3,584	10,172
Lease value amortization	(2,766)	(2,099)	(6,033)	(8,517)
Lease termination fees	1,759	1,534	7,875	3,272
NOI	$85,637	$117,203	$314,829	$355,225
Depreciation and amortization	(40,522)	(57,213)	(156,858)	(168,693)
General and administrative	(16,249)	(47,450)	(43,718)	(96,395)
Loss on asset impairment	—	—	(17,162)	(17,922)
Acquisition related costs	—	—	—	(5)
Operating Income	$28,866	$12,540	$97,091	$72,210

(1)	Refer to the Definitions section of this document.
(2)	Cash Basis NOI from non-same properties for all periods presented includes the operations of properties disposed or classified as held for sale during 2015.

SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY LOCATION
(dollars and square feet in thousands)

Total	As of and for the Three Months Ended September 30,			As of and for the Nine Months Ended September 30,
	2015	2014	% Change	2015	2014	% Change
Properties	67	67		67	67
Square Feet	25,286	25,286		25,286	25,286
% Leased	91.9%	90.6%	1.4%	91.9%	90.6%	1.4%

Total revenue	$140,819	$140,082	0.5%	$421,512	$421,381	—%
Operating expenses	(62,182)	(60,462)	2.8%	(177,838)	(180,785)	(1.6)%
NOI (1)	$78,637	79,620	(1.2)%	243,674	240,596	1.3%
NOI Margin (1)	55.8%	56.8%		57.8%	57.1%

Straight line rent adjustment	(1,654)	(1,418)		(473)	(3,493)
Lease value amortization	2,568	1,945		6,133	8,315
Lease termination fees	(1,368)	(1,152)		(4,525)	(2,552)
Cash Basis NOI (1)	78,183	78,995	(1.0)%	244,809	242,866	0.8%
Cash Basis NOI Margin (1)	55.7%	56.6%		57.9%	57.3%

CBD
Properties	24	24		24	24
Square Feet	13,975	13,975		13,975	13,975
% Leased	92.0%	89.0%	3.4%	92.0%	89.0%	3.4%

Total revenue	$96,605	$96,021	0.6%	$294,287	$288,574	2.0%
Operating expenses	(45,894)	(44,038)	4.2%	(130,694)	(131,927)	(0.9)%
NOI (1)	50,711	51,983	(2.4)%	163,593	156,647	4.4%
NOI Margin (1)	52.5%	54.1%		55.6%	54.3%

Straight line rent adjustment	(1,047)	(944)		(2,032)	(1,321)
Lease value amortization	2,182	1,541		4,867	7,137
Lease termination fees	(1,168)	(1,063)		(3,736)	(2,353)
Cash Basis NOI (1)	50,678	51,517	(1.6)%	162,692	160,110	1.6%
Cash Basis NOI Margin (1)	52.5%	53.9%		55.5%	54.8%

Suburban
Properties	43	43		43	43
Square Feet	11,311	11,311		11,311	11,311
% Leased	91.8%	92.4%	(0.6)%	91.8%	92.4%	(0.6)%

Total revenue	$44,214	$44,061	0.3%	$127,225	$132,807	(4.2)%
Operating expenses	(16,288)	(16,424)	(0.8)%	(47,144)	(48,858)	(3.5)%
NOI (1)	27,926	27,637	1.0%	80,081	83,949	(4.6)%
NOI Margin (1)	63.2%	62.7%		62.9%	63.2%

Straight line rent adjustment	(607)	(474)		1,559	(2,172)
Lease value amortization	386	404		1,266	1,178
Lease termination fees	(200)	(89)		(789)	(199)
Cash Basis NOI (1)	27,505	27,478	0.1%	82,117	82,756	(0.8)%
Cash Basis NOI Margin (1)	62.8%	62.6%		63.5%	62.9%

(1)	Refer to the Definitions section of this document.

CALCULATION OF EBITDA AND ADJUSTED EBITDA
(amounts in thousands)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Net income	$30,466	$156,740	$56,712	$182,573
Interest expense from continuing operations	25,111	35,245	82,926	111,079
Interest expense from discontinued operations	—	31	—	608
Income tax expense	23	703	2,377	2,166
Depreciation and amortization from continuing operations	40,522	57,213	156,858	168,693
EBITDA from equity investees	—	1,564	—	36,103
Equity in earnings of investees	—	(1,072)	—	(24,460)
EBITDA	$96,122	$250,424	$298,873	$476,762
Loss on asset impairment from continuing operations	—	—	17,162	17,922
(Gain) loss on asset impairment from discontinued operations	—	(122)	—	2,238
Acquisition related costs	—	—	—	5
Loss (gain) on early extinguishment of debt from continuing operations	3,887	(6,699)	(6,111)	(6,699)
Loss on early extinguishment of debt from discontinued operations	—	—	—	3,345
Shareholder litigation costs and transition-related expenses	5,474	27,777	8,731	36,582
Transition services fee	198	—	2,613	—
Adjusted EBITDA from equity investees, net of EBITDA	—	—	—	64
Gain on sale of properties	(39,793)	—	(42,953)	—
Gain on sale of equity investments	—	(171,754)	—	(171,721)
Gain on issuance of shares by an equity investee	—	—	—	(17,020)
Foreign currency exchange loss	9,809	—	8,953	—
Adjusted EBITDA	$75,697	$99,626	$287,268	$341,478

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO
(amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Calculation of FFO
Net income	$30,466	$156,740	$56,712	$182,573
Depreciation and amortization	40,522	57,213	156,858	168,693
Loss on asset impairment from continuing operations	—	—	17,162	17,922
(Gain) loss on asset impairment from discontinued operations	—	(122)	—	2,238
FFO from equity investees	—	1,456	—	33,007
Gain on sale of properties	(39,793)	—	(42,953)	—
Equity in earnings of investees	—	(1,072)	—	(24,460)
FFO attributable to Equity Commonwealth	31,195	214,215	187,779	379,973
Preferred distributions	(6,981)	(6,981)	(20,943)	(25,114)
FFO attributable to EQC Common Shareholders	$24,214	$207,234	$166,836	$354,859

Calculation of Normalized FFO
FFO attributable to EQC common shareholders	$24,214	$207,234	$166,836	$354,859
Recurring adjustments:
Lease value amortization	2,766	2,099	6,033	8,517
Straight line rent adjustments from continuing operations	(1,901)	(3,197)	(3,584)	(10,172)
Straight line rent adjustments from discontinued operations	—	—	—	(226)
Loss (gain) on early extinguishment of debt from continuing operations	3,887	(6,699)	(6,111)	(6,699)
Loss on early extinguishment of debt from discontinued operations	—	—	—	3,345
Minimum cash rent from direct financing lease (1)	2,032	2,032	6,096	6,096
Gain on sale of equity investments	—	(171,754)	—	(171,721)
Gain on issuance of shares by an equity investee	—	—	—	(17,020)
Interest earned from direct financing lease	(96)	(186)	(356)	(623)
Normalized FFO from equity investees, net of FFO	—	—	—	(3,353)
Other items which affect comparability:
Shareholder litigation and transition related expenses (2)	5,474	27,777	8,731	36,582
Transition services fee	198	—	2,613	—
Acquisition related costs	—	—	—	5
Gain on sale of securities	—	—	(3,080)	—
Foreign currency exchange loss	9,809	—	8,953	—
Normalized FFO attributable to EQC Common Shareholders	$46,383	$57,306	$186,131	$199,590

Weighted average common shares outstanding -- basic (3)	128,739	128,880	129,386	123,736
Weighted average common shares outstanding -- diluted FFO (3)	129,878	131,243	130,093	123,736
Weighted average common shares outstanding -- diluted Normalized FFO (3)	129,878	128,880	130,093	123,736
FFO attributable to EQC common shareholders per share -- basic (3)	$0.19	$1.61	$1.29	$2.87
FFO attributable to EQC common shareholders per share -- diluted(3), (4)	$0.19	$1.59	$1.28	$2.87
Normalized FFO attributable to EQC common shareholders per share -- basic (3)	$0.36	$0.44	$1.44	$1.61
Normalized FFO attributable to EQC common shareholders per share -- diluted (3)	$0.36	$0.44	$1.43	$1.61

(1)
Contractual cash payments (including management fees) from one tenant at Arizona Center for the three and nine months ended September 30, 2015 and 2014 were $2,032 and $6,096, respectively. These payments will decrease to approximately $515 per year beginning in 2016. Our calculation of Normalized FFO reflects the cash payments received from this tenant. The terms of this tenant's lease require us to classify the lease as a direct financing (or capital) lease. As such, the revenue recognized on a GAAP basis within our condensed consolidated statements of operations was $104 and $194 for the three months ended September 30, 2015 and 2014, and $379 and $645 for the nine months ended September 30, 2015 and 2014, respectively. This direct financing lease has an expiration date in 2045.

(2)	Refer to the Additional Income Statement Information for a discussion of expenses related to the shareholder-approved Related/Corvex consent solicitation liability.
(3)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.
(4)
The series D preferred shares were dilutive for FFO attributable to EQC common shareholders for the three months ended September 30, 2014. The numerator used to calculate FFO attributable to EQC common shareholders per diluted share for the three months ended September 30, 2014 is $209,232, which excludes the series D preferred distribution for the same period. The series D preferred shares are anti-dilutive for all other periods presented.

DEBT SUMMARY
As of September 30, 2015
(dollars in thousands)

	Interest Rate	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity
Unsecured Debt:
Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 125 bps) (1)	1.44%	$—	1/28/2019	$—	3.3
Term loan (LIBOR + 140 bps) (2)	1.59%	200,000	1/28/2020	200,000	4.3
Term loan (LIBOR + 180 bps) (2)	1.99%	200,000	1/28/2022	200,000	6.3
Total / weighted average unsecured floating rate debt	1.79%	$400,000		$400,000	5.3

Unsecured Fixed Rate Debt:
6.25% Senior Unsecured Notes Due 2016	6.25%	$139,104	8/15/2016	$139,104	0.9
6.25% Senior Unsecured Notes Due 2017	6.25%	250,000	6/15/2017	250,000	1.7
6.65% Senior Unsecured Notes Due 2018	6.65%	250,000	1/15/2018	250,000	2.3
5.875% Senior Unsecured Notes Due 2020	5.88%	250,000	9/15/2020	250,000	5.0
5.75% Senior Unsecured Notes Due 2042	5.75%	175,000	8/1/2042	175,000	26.9
Total / weighted average unsecured fixed rate debt	6.17%	$1,064,104		$1,064,104	6.6

Secured Fixed Rate Debt:
111 Monument Circle	5.24%	$116,000	3/1/2016	$116,000	0.4
Parkshore Plaza	5.67%	41,275	5/1/2017	41,275	1.6
1735 Market Street (3)	5.66%	170,097	12/2/2019	160,710	4.2
206 East 9th Street	5.69%	27,631	1/5/2021	24,836	5.3
33 Stiles Lane	6.75%	2,874	3/1/2022	—	6.4
97 Newberry Road	5.71%	6,488	3/1/2026	—	10.4
Total / weighted average secured fixed rate debt	5.54%	$364,365		$342,821	2.9

Total / weighted average (4)	5.09%	$1,828,469		$1,806,925	5.6

(1)
Represents amounts outstanding on EQC's $750,000 revolving credit facility as of September 30, 2015. The interest rate presented is as of September 30, 2015, and equals LIBOR plus 1.25%. We also pay a 25 basis point facility fee annually. The spread over LIBOR and the facility fee vary depending upon EQC's credit rating.

(2)
Represents amounts outstanding on EQC's term loans as of September 30, 2015. The interest rate presented is as of September 30, 2015, and equals LIBOR plus 1.4% for the loan maturing on January 28, 2020, and LIBOR plus 1.8% for the loan maturing January 28, 2022. The spreads over LIBOR vary depending upon EQC's credit rating.

(3)	Interest is payable at a rate equal to LIBOR plus 2.625% but has been fixed by a cash flow hedge, which sets the rate at approximately 5.66% until December 1, 2016.
(4)	Total debt outstanding as of September 30, 2015, including net unamortized premiums and discounts, was $1,828,073.

DEBT MATURITY SCHEDULE
(dollars in thousands)

Scheduled Payments During Period
Year	Unsecured Floating Rate Debt		Unsecured Fixed Rate Debt	Secured Fixed Rate Debt		Total		Weighted Average Interest Rate
2015	$—		$—	$802		$802		5.8%
2016	—		139,104	119,347		258,451		5.8%
2017	—		250,000	44,865		294,865		6.2%
2018	—		250,000	3,847		253,847		6.6%
2019	—		—	164,613	(1)	164,613		5.7%
2020	200,000	(2)	250,000	1,674		451,674		4.0%
2021	—		—	25,982		25,982		5.7%
2022	200,000	(2)	—	799		200,799		2.0%
2023	—		—	702		702		5.7%
2024	—		—	743		743		5.7%
Thereafter	—		175,000	991		175,991		5.8%
Total	$400,000		$1,064,104	$364,365		$1,828,469	(3)	5.1%

Percent	21.9%		58.2%	19.9%		100.0%

(1)	Interest is payable at a rate equal to LIBOR plus 2.625% but has been fixed by a cash flow hedge, which sets the rate at approximately 5.66% until December 1, 2016.
(2)
Represents amounts outstanding on EQC's term loans as of September 30, 2015. The interest rate presented is as of September 30, 2015, and equals LIBOR plus 1.4% for the loan maturing on January 28, 2020, and LIBOR plus 1.8% for the loan maturing January 28, 2022. The spreads over LIBOR vary depending upon EQC's credit rating.

(3)	Total debt outstanding as of September 30, 2015, including net unamortized premiums and discounts, was $1,828,073.

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS
(dollars in thousands)

	As of and for the Three Months Ended
	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014
Leverage Ratios
Total debt (1) / total assets	34.3%	35.6%	38.5%	38.3%	39.6%
Total debt (1) / total market capitalization	32.1%	34.5%	36.4%	37.2%	39.7%
Total debt (1) + preferred stock / total market capitalization	39.1%	41.5%	43.1%	43.9%	46.2%
Total debt (1) / annualized adjusted EBITDA	6.0x	4.7x	5.1x	5.1x	6.1x
Total debt (1) + preferred stock / annualized adjusted EBITDA	7.4x	5.7x	6.1x	6.1x	7.1x
Net debt (1) / enterprise value (1)	4.4%	15.5%	31.6%	33.1%	33.2%
Net debt (1) + preferred stock / enterprise value (1)	14.3%	24.5%	38.8%	40.3%	40.4%
Net debt (1) / annualized adjusted EBITDA	0.6x	1.6x	4.1x	4.3x	4.6x
Net debt (1) + preferred stock / annualized adjusted EBITDA	1.9x	2.6x	5.1x	5.2x	5.6x
Secured debt / total assets	6.9%	9.3%	10.6%	10.6%	10.0%
Variable rate debt / total debt (1)	21.9%	20.3%	18.1%	18.1%	20.5%
Variable rate debt / total assets	7.5%	7.2%	7.0%	6.9%	8.1%

Coverage Ratios
Adjusted EBITDA (1) / interest expense	3.0x	3.7x	3.6x	3.3x	2.8x
Adjusted EBITDA (1) / interest expense + preferred distributions	2.4x	3.0x	2.9x	2.7x	2.4x

Public Debt Covenants
Debt / adjusted total assets (2) (maximum 60%)	29.5%	29.9%	30.9%	31.0%	33.4%
Secured debt / adjusted total assets (2) (maximum 40%)	5.9%	7.8%	8.5%	8.6%	8.5%
Consolidated income available for debt service (1) / debt service (minimum 1.5x)	3.3x	3.3x	3.9x	3.9x	3.4x
Total unencumbered assets (2) / unsecured debt (minimum 150% / 200%)	378.3%	394.7%	386.5%	385.6%	348.7%

(1)	Refer to the Definitions section of this document.
(2)
Adjusted total assets and total unencumbered assets includes original cost of real estate assets plus capital improvements, both calculated in accordance with GAAP, and excludes depreciation and amortization, accounts receivable, other intangible assets and impairment write downs, if any.

ACQUISITIONS AND DISPOSITIONS
(dollars in thousands)

Acquisitions
None

Dispositions
Property/Portfolio	City	State	No. of Properties	Sq. Feet (1)	% Leased(1)	Gross Sales Price		Net Book Value (1),(2)	Secured Mortgage Debt		Annualized Rental Revenue (1)
11350 N Meridian St.	Carmel	IN	1	72,264	78.4%	$4,200		$2,537	$—		$751
333 Laurel Oak Dr.	Voorhees	NJ	_(3)	27,164	0.0%	2,450		1,441	—		—
1921 E Alton Ave.	Santa Ana	CA	1	67,846	84.7%	14,533		8,567	—		1,691
Total Q1 Dispositions			2	167,274	68.2%	$21,183		$12,545	$—		$2,442

Small Office & Industrial Assets Portfolio	Multiple	Multi.	45	5,287,790	77.5%	$376,000		$346,937	$—		$67,723
Land Parcel	Birmingham	AL	N/A	N/A	N/A	2,000		155	—		N/A
225 Water Street (4)	Jacksonville	FL	1	318,997	44.7%	N/A		19,357	40,059		3,144
AL, LA, NC, SC Office Portfolio (5)	Multiple	Multi.	6	3,031,848	89.6%	417,450		294,567	48,653	(6)	55,799
Sorrento Valley Business Park	San Diego	CA	1	105,003	100.0%	23,500		10,405	—		2,193
Australia Office and Industrial Portfolio	Multiple	Austr.	11	1,758,525	95.7%	232,955		192,661	—		23,389
St. Louis Portfolio	St. Louis	MO	2	165,098	77.6%	14,300		14,500	—		2,731
Total Q2 Dispositions			66	10,667,261	83.2%	$1,066,205		$878,582	$88,712		$154,979

Illinois Center	Chicago	IL	1	2,090,162	71.6%	$376,000	(7)	$306,863	$141,354	(8)	$45,965
16th and Race Street	Philadelphia	PA	1	608,625	0.0%	43,000		34,391	—		—
Upstate New York Portfolio	Multiple	NY	11	1,966,928	79.8%	104,625		104,602	—		27,627
185 Asylum Street	Hartford	CT	1	868,395	98.7%	113,250		72,971	—		20,971
Total Q3 Dispositions			14	5,534,110	70.9%	$636,875		$518,827	$141,354		$94,563

Total 2015 Year-to-Date Dispositions			82	16,368,645	78.9%	$1,724,263		$1,409,954	$230,066		$251,984
The dispositions above resulted in a gain on sale of properties of $39.8 million and $43.0 million for the three and nine months ended September 30, 2015, respectively.

(1)	As of or for the quarter-ended preceding each sale.
(2)	Refer to the Definitions section of this document.
(3)	We sold one building in a property containing multiple buildings.
(4)
On May 22, 2015, title to 225 Water Street was transferred to the lender pursuant to the consensual foreclosure in full satisfaction of the mortgage debt. The transaction resulted in a gain on extinguishment of debt of $17.3 million for the nine months ended September 30, 2015.

(5)	Proceeds from the AL, LA, NC, SC portfolio sale, net of mortgage debt repayments and credits for contractual lease costs, were $320 million.
(6)
Comprised of the secured mortgage loan for 1320 Main Street, $38.7 million, and the secured mortgage loan for 2501 20th Place South, $10.0 million. Excludes defeasance costs of $7.4 million for 1320 Main Street and a prepayment fee of $0.8 million for 2501 20th Place South.

(7)	Proceeds from the Illinois Center sale, net of mortgage debt repayments, defeasance costs, and credits for contractual lease costs, were $211.2 million.
(8)	Comprised of the secured mortgage loan for one building at Illinois Center, $141.4 million. Excludes defeasance costs of $5.8 million.

TOP 30 PROPERTIES BY ANNUALIZED RENTAL REVENUE (1)
As of September 30, 2015
(sorted by annualized rental revenue, dollars in thousands)

Property		City	State	No. of Buildings	CBD/SUB	Sq. Feet	% Leased	Annualized Rental Revenue (2)	Undepreciated Book Value (2)	Net Book Value (2)	Year Acquired	Weighted Average Year Built or Substantially Renovated (3)
1	600 West Chicago Avenue	Chicago	IL	2	CBD	1,511,849	99.7%	$46,647	$356,596	$323,024	2011	2001
2	1735 Market Street	Philadelphia	PA	1	CBD	1,290,678	88.1%	36,717	298,703	179,645	1998	1990
3	1500 Market Street	Philadelphia	PA	1	CBD	1,773,967	82.1%	35,866	286,276	209,891	2002	1974
4	111 River Street	Hoboken	NJ	1	CBD	566,215	99.7%	23,180	135,443	114,675	2009	2002
5	1225 Seventeenth Street	Denver	CO	1	CBD	672,465	98.3%	22,370	148,132	127,602	2009	1982
6	111 Monument Circle	Indianapolis	IN	2	CBD	1,063,885	83.4%	22,287	175,836	163,842	2012	1990
7	333 108th Avenue NE	Bellevue	WA	1	CBD	416,503	100.0%	18,476	152,557	131,402	2009	2008
8	1600 Market Street	Philadelphia	PA	1	CBD	825,968	86.0%	18,297	132,307	77,788	1998	1983
9	6600 North Military Trail	Boca Raton	FL	3	SUB	639,830	100.0%	16,171	145,760	130,348	2011	2008
10	North Point Office Complex	Cleveland	OH	2	CBD	873,335	83.8%	15,770	122,938	101,457	2008	1988
11	8750 Bryn Mawr Avenue	Chicago	IL	2	SUB	631,518	90.0%	15,439	90,998	79,868	2010	2005
12	Arizona Center (4)	Phoenix	AZ	4	CBD	1,070,724	94.1%	14,776	98,996	90,083	2011	1992
13	Foster Plaza	Pittsburgh	PA	8	SUB	727,365	84.8%	12,247	75,003	55,999	2005	1993
14	101-115 W. Washington Street	Indianapolis	IN	1	CBD	634,058	93.9%	12,159	90,320	67,104	2005	1977
15	111 Market Place	Baltimore	MD	1	CBD	540,854	99.4%	12,115	76,988	53,099	2003	1990
16	Research Park	Austin	TX	4	SUB	1,110,007	98.0%	11,484	90,636	61,754	1998	1976
17	Bridgepoint Parkway	Austin	TX	5	SUB	440,007	95.2%	11,316	88,233	51,290	1997	1995
18	100 East Wisconsin Avenue	Milwaukee	WI	1	CBD	435,067	92.7%	10,809	82,330	71,579	2010	1989
19	East Eisenhower Parkway	Ann Arbor	MI	2	SUB	410,464	92.3%	10,165	55,163	48,657	2010	2006
20	109 Brookline Avenue	Boston	MA	1	CBD	285,556	99.8%	9,887	45,811	27,473	1995	1915
21	111 East Kilbourn Avenue	Milwaukee	WI	1	CBD	373,669	95.0%	9,523	55,092	44,965	2008	1988
22	Cherrington Corporate Center	Moon Township	PA	7	SUB	454,890	78.0%	7,653	73,972	53,249	1998; 1999	1997
23	1601 Dry Creek Drive	Longmont	CO	1	SUB	552,865	95.1%	7,318	32,748	23,774	2004	1982
24	25 S. Charles Street	Baltimore	MD	1	CBD	343,815	94.4%	7,254	38,504	26,355	2004	1972
25	5073, 5075, & 5085 S. Syracuse Street	Denver	CO	1	SUB	248,493	100.0%	7,164	63,610	55,635	2010	2007
26	Danac Stiles Business Park	Rockville	MD	3	SUB	276,637	85.4%	6,934	65,565	47,061	2004	2002
27	1250 H Street, NW	Washington	DC	1	CBD	187,684	93.0%	6,596	67,827	42,318	1998	1992
28	600 108th Avenue NE	Bellevue	WA	1	CBD	243,520	97.2%	6,452	47,249	35,812	2004	2012
29	Georgetown-Green and Harris Buildings	Washington	DC	2	CBD	240,475	100.0%	6,226	60,023	54,549	2009	2006
30	206 East 9th Street	Austin	TX	1	CBD	170,052	100.0%	6,073	48,471	45,055	2012	1984
	Subtotal (30 properties)			63		19,012,415	91.9%	$447,371	$3,302,087	$2,595,353
	All other properties (37 properties)			69		6,273,966	91.7%	71,801	669,010	491,727
	Total (67 properties)			132		25,286,381	91.9%	$519,172	$3,971,097	$3,087,080

				Q3 2015 NOI (2)	% of NOI	Q3 2015 Cash Basis NOI (2)	% of Cash Basis NOI
	Top 30 Properties			$67,138	85.4%	$67,040	85.7%
	All other properties (37 properties)			11,499	14.6%	11,143	14.3%
	Total (67 properties)			$78,637	100%	$78,183	100.0%

(1)	Excludes properties classified as held for sale.
(2)	Refer to the Definitions section of this document.
(3)	Weighted based on square feet.
(4)
Contractual cash payments (including management fees) from one tenant at Arizona Center for the three and nine months ended September 30, 2015 and 2014 were $2,032 and $6,096, respectively. These payments will decrease to approximately $515 per year beginning in 2016. The terms of this tenant's lease require us to classify the lease as a direct financing (or capital) lease. As such, the revenue recognized on a GAAP basis within our condensed consolidated statements of operations was $104 and $194 for the three months ended September 30, 2015 and 2014, and $379 and $645 for the nine months ended September 30, 2015 and 2014, respectively. Annualized rental revenue excludes the cash payments received from this tenant. This direct financing lease has an expiration date in 2045.

LEASING SUMMARY
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014
Properties	67	86	154	156	156
Total square feet (1)	25,286	29,385	42,752	42,919	42,919
Percentage leased (2)	91.9%	90.6%	85.9%	85.8%	85.9%

Total Leases
Square feet	1,384	1,030	1,478	1,448	1,109
Lease term (years)	6.3	5.5	6.6	4.8	10.8
Starting cash rent	$29.89	$21.37	$21.70	$22.87	$23.05
Percent change in cash rent (3)	3.2%	(1.9)%	0.0%	1.2%	(2.8)%
Percent change in GAAP rent (3)	9.1%	5.4%	5.6%	8.1%	0.1%
Total TI & LC per square foot (4)	$39.35	$22.63	$27.61	$14.92	$30.66
Total TI & LC per sq. ft. per year of lease term (4)	$6.22	$4.11	$4.20	$3.08	$2.84

Renewal Leases
Square feet	955	518	758	1,173	792
Lease term (years)	5.0	5.2	4.5	4.5	12.4
Starting cash rent	$28.95	$22.55	$19.99	$22.63	$26.67
Percent change in cash rent (3)	3.1%	(3.4)%	(2.8)%	1.6%	(2.8)%
Percent change in GAAP rent (3)	8.5%	5.3%	(0.1)%	8.8%	0.4%
Total TI & LC per square foot (4)	$29.74	$19.37	$12.09	$10.17	$37.39
Total TI & LC per sq. ft. per year of lease term (4)	$5.89	$3.74	$2.70	$2.28	$3.02

New Leases
Square feet	429	512	720	275	317
Lease term (years)	9.2	5.8	8.8	6.4	7.0
Starting cash rent	$31.98	$20.18	$23.49	$23.88	$14.01
Percent change in cash rent (3)	3.6%	0.7%	3.6%	(2.9)%	(2.9)%
Percent change in GAAP rent (3)	11.4%	5.5%	12.7%	1.3%	(1.6)%
Total TI & LC per square foot (4)	$60.72	$25.93	$43.95	$35.16	$13.83
Total TI & LC per sq. ft. per year of lease term (4)	$6.62	$4.44	$4.99	$5.48	$1.98

The above leasing summary is based on leases executed during the periods indicated.

(1)	Changes in total square footage result from remeasurement and property dispositions. Refer to either the schedule of Acquisitions and Dispositions or Disposed Property Detail.
(2)	Refer to the Definitions section of this document.
(3)
Percent change in GAAP and cash rent is a comparison of current rent (including tenant expense reimbursements, if any, and excluding any initial period free rent), to the rent (including tenant expense reimbursements, if any) last received for the same space during EQC's ownership on a GAAP and cash basis, respectively. Beginning in Q4 2014, new leasing in suites vacant longer than 2 years were excluded from the calculation.

(4)	Includes tenant improvements (TI) and leasing commissions (LC).

SAME PROPERTY LEASING SUMMARY
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014
Properties	67	67	67	67	67
Total square feet	25,286	25,286	25,286	25,286	25,286
Percentage leased (1)	91.9%	91.7%	90.5%	90.3%	90.6%

Total Leases
Square feet	1,384	811	784	1,056	638
Lease term (years)	6.3	5.9	8.3	4.2	13.4
Starting cash rent	$29.89	$21.21	$24.49	$25.78	$30.86
Percent change in cash rent (2)	3.2%	(0.5)%	2.6%	3.8%	(5.1)%
Percent change in GAAP rent (2)	9.1%	7.3%	10.9%	10.1%	(1.8)%
Total TI & LC per square foot (3)	$39.35	$25.26	$40.26	$15.62	$47.19
Total TI & LC per sq. ft. per year of lease term (3)	$6.22	$4.29	$4.72	$3.38	$3.52

Renewal Leases
Square feet	955	360	163	896	516
Lease term (years)	5.0	6.0	5.1	3.7	15.2
Starting cash rent	$28.95	$24.15	$26.91	$25.43	$33.58
Percent change in cash rent (2)	3.1%	(2.3)%	0.6%	5.0%	(4.0)%
Percent change in GAAP rent (2)	8.5%	7.7%	6.4%	11.0%	(0.7)%
Total TI & LC per square foot (3)	$29.74	$24.14	$16.91	$10.72	$53.19
Total TI & LC per sq. ft. per year of lease term (3)	$5.89	$4.04	$3.28	$2.88	$3.49

New Leases
Square feet	429	451	621	160	122
Lease term (years)	9.2	5.8	9.1	7.0	6.0
Starting cash rent	$31.98	$18.86	$23.86	$27.72	$19.37
Percent change in cash rent (2)	3.6%	1.9%	3.3%	(8.4)%	(12.2)%
Percent change in GAAP rent (2)	11.4%	6.7%	12.6%	1.2%	(9.4)%
Total TI & LC per square foot (3)	$60.72	$26.16	$46.39	$43.09	$21.79
Total TI & LC per sq. ft. per year of lease term (3)	$6.62	$4.49	$5.10	$6.18	$3.64

The above leasing summary is based on leases executed during the periods indicated.

(1)	Refer to the Definitions section of this document.
(2)
Percent change in GAAP and cash rent is a comparison of current rent (including tenant expense reimbursements, if any, and excluding any initial period free rent), to the rent (including tenant expense reimbursements, if any) last received for the same space during EQC's ownership on a GAAP and cash basis, respectively. Beginning in Q4 2014, new leasing in suites vacant longer than 2 years were excluded from the calculation.

(3)	Includes tenant improvements (TI) and leasing commissions (LC).

LEASING SUMMARY BY PROPERTY LOCATION
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	September 30, 2015
	CBD Properties	Suburban Properties	Total
Properties	24	43	67
Total square feet	13,975	11,311	25,286
Percentage leased (1)	92.0%	91.8%	91.9%

Total Leases
Square feet	1,048	336	1,384
Lease term (years)	6.5	5.8	6.3
Starting cash rent	$32.41	$22.03	$29.89
Percentage change in cash rent (2)	1.4%	12.7%	3.2%
Percentage change in GAAP rent (2)	6.1%	24.4%	9.1%
Total TI & LC per square foot (3)	$45.35	$20.64	$39.35
Total TI & LC per sq. ft. per year of lease term (3)	$6.97	$3.57	$6.22

Renewal Leases
Square feet	705	250	955
Lease term (years)	5.0	5.2	5.0
Starting cash rent	$31.98	$20.39	$28.95
Percentage change in cash rent (2)	1.1%	13.0%	3.1%
Percentage change in GAAP rent (2)	5.1%	26.0%	8.5%
Total TI & LC per square foot (3)	$34.77	$15.58	$29.74
Total TI & LC per sq. ft. per year of lease term (3)	$6.97	$2.99	$5.89

New Leases
Square feet	343	86	429
Lease term (years)	9.6	7.4	9.2
Starting cash rent	$33.29	$26.80	$31.98
Percentage change in cash rent (2)	2.1%	11.6%	3.6%
Percentage change in GAAP rent (2)	9.9%	18.8%	11.4%
Total TI & LC per square foot (3)	$67.09	$35.32	$60.72
Total TI & LC per sq. ft. per year of lease term (3)	$6.98	$4.77	$6.62

The above leasing summary is based on leases executed during the periods indicated.

(1)	Refer to the Definitions section of this document.
(2)
Percent change in GAAP and cash rent is a comparison of current rent (including tenant expense reimbursements, if any, and excluding any initial period free rent), to the rent (including tenant expense reimbursements, if any) last received for the same space during EQC's ownership on a GAAP and cash basis, respectively. New leasing in suites vacant longer than 2 years is excluded from the calculation.

(3)	Includes tenant improvements (TI) and leasing commissions (LC).

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY LOCATION
(square feet in thousands)

Square Footage Leased - Three Months Ended September 30, 2015	CBD Properties		SUB Properties		Total Properties
	Square Feet	% Leased	Square Feet	% Leased	Square Feet	% Leased
Total Portfolio - June 30, 2015	14,289	90.6%	12,342	90.6%	26,631	90.6%
Less: Leased SF of Sold Assets	1,589	88.5%	1,850	80.3%	3,439	83.9%
Same Property - June 30, 2015	12,700	90.9%	10,492	92.8%	23,192	91.7%

Expirations	(896)	(6.4)%	(446)	(3.8)%	(1,342)	(5.3)%

Renewal Leases	705	5.0%	250	2.2%	955	3.8%
New Leases	343	2.5%	86	0.8%	429	1.7%
Total Leases	1,048	7.5%	336	3.0%	1,384	5.5%

Same Property - September 30, 2015	12,852	92.0%	10,382	91.8%	23,234	91.9%

Square Footage Leased - Nine Months Ended September 30, 2015	CBD Properties		SUB Properties		Total Properties
	Square Feet	% Leased	Square Feet	% Leased	Square Feet	% Leased
Total Portfolio - December 31, 2014	18,552	84.7%	18,288	87.0%	36,840	85.8%
Less: Leased SF of Sold Assets	6,073	76.7%	7,938	81.7%	14,011	79.5%
Same Property - December 31, 2014	12,479	89.3%	10,350	91.5%	22,829	90.3%

Expirations	(1,373)	(9.8)%	(1,201)	(10.6)%	(2,574)	(10.1)%

Renewal Leases	1,027	7.4%	450	4.0%	1,478	5.8%
New Leases	719	5.1%	783	6.9%	1,501	5.9%
Total Leases	1,746	12.5%	1,233	10.9%	2,979	11.7%

Same Property - September 30, 2015	12,852	92.0%	10,382	91.8%	23,234	91.9%

	Total Square Feet Owned as of
Property Location	September 30, 2015	June 30, 2015	December 31, 2014
CBD Properties	13,975	15,769	21,892
Suburban Properties	11,311	13,616	21,027
Total	25,286	29,385	42,919

CAPITAL EXPENDITURES & LEASING COMMITMENTS SUMMARY
(dollars and square feet in thousands, except per square foot data)

CAPITAL EXPENDITURES SUMMARY	For the Three Months Ended
	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014
Tenant improvements	$13,497	$11,734	$8,167	$15,989	$10,719
Leasing costs	14,166	9,698	10,868	10,517	15,838
Building improvements (1)	4,975	5,012	2,674	8,206	5,897
Development, redevelopment and other activities	352	163	76	1,544	2,273
Total capital expenditures	$32,990	$26,607	$21,785	$36,256	$34,727

Average square feet during period (2)	27,336	37,418	42,835	42,919	42,919

Building improvements per average total sq. ft. during period	$0.18	$0.13	$0.06	$0.19	$0.14

LEASING COMMITMENTS	For the Three Months Ended
SUMMARY	September 30, 2015
	New Leases	Renewals	Total
Rentable square feet leased during the period	429	955	1,384
Total TI & LC (3)	$26,049	$28,402	$54,451
Total TI & LC per rentable square foot (3)	$60.72	$29.74	$39.35
Weighted average lease term by square foot (years)	9.2	5.0	6.3
Total TI & LC per rentable square foot per year (3)	$6.62	$5.89	$6.22

(1)	Tenant-funded capital expenditures are excluded.
(2)	Average square feet during each period includes properties held for sale at the end of each period.
(3)	Includes tenant improvements (TI) and leasing commissions (LC).

TENANTS REPRESENTING 1% OR MORE OF ANNUALIZED RENTAL REVENUE
As of September 30, 2015
(square feet in thousands)

	Tenant (1)	Square Feet (2)	% of Total Sq. Ft. (2)	% of Annualized Rental Revenue (3)	Weighted Average Remaining Lease Term
1	Expedia, Inc.	398	1.7%	3.4%	3.1
2	Office Depot, Inc.	640	2.8%	3.1%	8.1
3	John Wiley & Sons, Inc.	414	1.8%	3.1%	16.5
4	PNC Financial Services Group	587	2.5%	2.9%	5.4
5	Flextronics International Ltd.	1,051	4.5%	2.1%	4.3
6	J.P. Morgan Chase & Co.	356	1.5%	2.0%	9.2
7	Level 3 Communications, Inc.	212	0.9%	1.9%	4.7
8	Groupon, Inc. (4)	394	1.7%	1.8%	9.9
9	Jones Day	343	1.5%	1.7%	10.8
10	Towers Watson & Co	376	1.6%	1.6%	4.2
11	Ballard Spahr LLP	218	0.9%	1.5%	14.4
12	Carmike Cinemas, Inc.	552	2.4%	1.5%	0.9
13	RE/MAX Holdings, Inc.	249	1.1%	1.4%	12.6
14	Sunoco	147	0.6%	1.3%	2.0
15	Exelon Corporation	279	1.2%	1.3%	2.7
16	Georgetown University	241	1.0%	1.2%	4.0
17	The Bank of New York Mellon Corp.	99	0.4%	1.1%	6.2
18	University of Pennsylvania Health System	238	1.0%	1.1%	6.1
19	Wm. Wrigley Jr. Company	150	0.6%	1.1%	6.3
20	FMC Corporation	207	0.9%	1.0%	0.7
	Total	7,151	30.6%	36.1%	6.5

(1)	Tenants located in properties classified as held for sale are excluded.
(2)
Square footage is pursuant to existing leases as of September 30, 2015 and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(3)	Refer to the Definitions section of this document.
(4)	Groupon, Inc. statistics include 207,536 square feet that are sublet from Bankers Life and Casualty Company.

SAME PROPERTY LEASE EXPIRATION SCHEDULE
As of September 30, 2015 (dollars and sq. ft. in thousands)

Total Properties
Year		Number of Tenants Expiring	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Revenue Expiring (2)	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
2015	(3)	80	765	3.3%	3.3%	28,877	5.6%	5.6%
2016		161	2,268	9.8%	13.1%	44,395	8.6%	14.2%
2017		152	2,226	9.6%	22.7%	47,948	9.2%	23.4%
2018		157	2,550	11.0%	33.7%	65,138	12.5%	35.9%
2019		111	1,642	7.1%	40.8%	44,810	8.6%	44.5%
2020		128	4,034	17.3%	58.1%	54,881	10.6%	55.1%
2021		71	2,008	8.6%	66.7%	47,673	9.2%	64.3%
2022		44	968	4.2%	70.9%	27,946	5.4%	69.7%
2023		46	1,620	7.0%	77.9%	43,156	8.3%	78.0%
2024		20	612	2.6%	80.5%	12,352	2.4%	80.4%
Thereafter		67	4,541	19.5%	100.0%	101,996	19.6%	100.0%
Total		1,037	23,234	100.0%		519,172	100.0%
Weighted average remaining
lease term (in years)			5.9			5.7

CBD Properties
Year		Number of Tenants Expiring	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Revenue Expiring (2)	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
2015		54	456	3.5%	3.5%	22,232	6.3%	6.3%
2016		82	902	7.0%	10.5%	22,304	6.3%	12.6%
2017		86	1,089	8.5%	19.0%	30,469	8.7%	21.3%
2018		95	1,679	13.1%	32.1%	52,316	14.9%	36.2%
2019		73	1,079	8.4%	40.5%	26,835	7.6%	43.8%
2020		68	1,329	10.3%	50.8%	35,962	10.2%	54.0%
2021		51	1,451	11.3%	62.1%	36,277	10.3%	64.3%
2022		33	790	6.1%	68.2%	23,665	6.7%	71.0%
2023		31	563	4.4%	72.6%	17,162	4.9%	75.9%
2024		13	225	1.8%	74.4%	8,577	2.5%	78.4%
Thereafter		54	3,289	25.6%	100.0%	76,059	21.6%	100.0%
Total		640	12,852	100.0%		351,858	100.0%
Weighted average remaining
lease term (in years)			6.7			5.9

Suburban Properties
Year		Number of Tenants Expiring	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Revenue Expiring (2)	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
2015	(3)	26	309	3.0%	3.0%	6,645	4.0%	4.0%
2016		79	1,366	13.2%	16.2%	22,091	13.2%	17.2%
2017		66	1,137	11.0%	27.2%	17,479	10.4%	27.6%
2018		62	871	8.4%	35.6%	12,822	7.7%	35.3%
2019		38	563	5.4%	41.0%	17,975	10.7%	46.0%
2020		60	2,705	25.9%	66.9%	18,919	11.3%	57.3%
2021		20	557	5.4%	72.3%	11,396	6.8%	64.1%
2022		11	178	1.7%	74.0%	4,281	2.6%	66.7%
2023		15	1,057	10.2%	84.2%	25,994	15.5%	82.2%
2024		7	387	3.7%	87.9%	3,775	2.3%	84.5%
Thereafter		13	1,252	12.1%	100.0%	25,937	15.5%	100.0%
Total		397	10,382	100.0%		167,314	100.0%
Weighted average remaining
lease term (in years)			4.9			5.4

(1)
Square footage is pursuant to existing leases as of September 30, 2015 and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(2)	Refer to the Definitions section of this document.
(3)	2015 includes $1.8 million of self storage annualized rental revenue.

PROPERTY DETAIL (1)
As of September 30, 2015
(sorted by geographic location, dollars in thousands)

Office Properties

	Property	City and State		No. of Bldgs.	CBD/SUB	Sq. Feet	% Leased	Annualized Rental Revenue (2)	Undepreciated Book Value (2)	Net Book Value (2)	Year Acquired	Weighted Average Year Built or Substantially Renovated (3)
1	Arizona Center (4)	Phoenix	AZ	4	CBD	1,070,724	94.1%	$14,776	$98,996	$90,083	2011	1992
2	Parkshore Plaza	Folsom	CA	4	SUB	269,281	47.3%	2,176	48,681	43,958	2011	1999
3	Sky Park Centre	San Diego	CA	2	SUB	63,485	100.0%	1,373	9,794	6,556	2002	1986
4	9110 East Nichols Avenue	Centennial	CO	1	SUB	143,958	99.8%	2,564	20,332	14,070	2001	1984
5	1225 Seventeenth Street	Denver	CO	1	CBD	672,465	98.3%	22,370	148,132	127,602	2009	1,982
6	5073, 5075, & 5085 S. Syracuse Street	Denver	CO	1	SUB	248,493	100.0%	7,164	63,610	55,635	2010	2,007
7	1601 Dry Creek Drive	Longmont	CO	1	SUB	552,865	95.1%	7,318	32,748	23,774	2004	1982
8	1250 H Street, NW	Washington	DC	1	CBD	187,684	93.0%	6,596	67,827	42,318	1998	1992
9	Georgetown-Green and Harris Buildings	Washington	DC	2	CBD	240,475	100.0%	6,226	60,023	54,549	2009	2006
10	802 Delaware Avenue	Wilmington	DE	1	CBD	240,780	100.0%	4,127	43,467	20,658	1998	1986
11	6600 North Military Trail	Boca Raton	FL	3	SUB	639,830	100.0%	16,171	145,760	130,348	2011	2008
12	Executive Park	Atlanta	GA	9	SUB	427,443	70.7%	4,959	43,698	29,072	2004; 2007	1972
13	1200 Lakeside Drive	Bannockburn	IL	1	SUB	260,084	100.0%	4,574	62,226	49,397	2005	1999
14	600 West Chicago Avenue	Chicago	IL	2	CBD	1,511,849	99.7%	46,647	356,596	323,024	2011	2001
15	8750 Bryn Mawr Avenue	Chicago	IL	2	SUB	631,518	90.0%	15,439	90,998	79,868	2010	2005
16	101-115 W. Washington Street	Indianapolis	IN	1	CBD	634,058	93.9%	12,159	90,320	67,104	2005	1977
17	111 Monument Circle	Indianapolis	IN	2	CBD	1,063,885	83.4%	22,287	175,836	163,842	2012	1990
18	109 Brookline Avenue	Boston	MA	1	CBD	285,556	99.8%	9,887	45,811	27,473	1995	1915
19	111 Market Place	Baltimore	MD	1	CBD	540,854	99.4%	12,115	76,988	53,099	2003	1990
20	25 S. Charles Street	Baltimore	MD	1	CBD	343,815	94.4%	7,254	38,504	26,355	2004	1972
21	820 W. Diamond	Gaithersburg	MD	1	SUB	134,933	88.7%	2,839	33,660	22,496	1997	1995
22	Danac Stiles Business Park	Rockville	MD	3	SUB	276,637	85.4%	6,934	65,565	47,061	2004	2002
23	East Eisenhower Parkway	Ann Arbor	MI	2	SUB	410,464	92.3%	10,165	55,163	48,657	2010	2006
24	4700 Belleview Avenue	Kansas City	MO	1	SUB	80,615	79.0%	1,205	7,006	6,039	2008	1986
25	111 River Street	Hoboken	NJ	1	CBD	566,215	99.7%	23,180	135,443	114,675	2009	2002
26	North Point Office Complex	Cleveland	OH	2	CBD	873,335	83.8%	15,770	122,938	101,457	2008	1988
27	Cherrington Corporate Center	Moon Township	PA	7	SUB	454,890		7,653	73,972	53,249	1998; 1999	1997
28	1500 Market Street	Philadelphia	PA	1	CBD	1,773,967	82.1%	35,866	286,276	209,891	2002	1974
29	1525 Locust Street	Philadelphia	PA	1	CBD	98,009	95.4%	2,289	11,211	7,189	1999	1987
30	1600 Market Street	Philadelphia	PA	1	CBD	825,968	86.0%	18,297	132,307	77,788	1998	1983
31	1735 Market Street	Philadelphia	PA	1	CBD	1,290,678	88.1%	36,717	298,703	179,645	1998	1990
32	Foster Plaza	Pittsburgh	PA	8	SUB	727,365	84.8%	12,247	75,003	55,999	2005	1993
33	1601 Rio Grande Street	Austin	TX	1	CBD	56,219	100.0%	1,382	8,318	5,258	1999	1985
34	206 East 9th Street	Austin	TX	1	CBD	170,052	100.0%	6,073	48,471	45,055	2012	1984
35	4515 Seton Center Parkway	Austin	TX	1	SUB	117,265	95.1%	2,912	22,876	13,966	1999	1997
36	4516 Seton Center Parkway	Austin	TX	1	SUB	120,559	94.8%	2,890	23,301	13,863	1999	1985
37	7800 Shoal Creek Boulevard	Austin	TX	4	SUB	151,917	99.1%	3,338	21,231	13,777	1999	1974
38	812 San Antonio Street	Austin	TX	1	CBD	59,321	100.0%	1,705	8,708	5,681	1999	1987

PROPERTY DETAIL (1)
As of September 30, 2015
(sorted by geographic location, dollars in thousands)

	Property	City and State		No. of Bldgs.	CBD/SUB	Sq. Feet	% Leased	Annualized Rental Revenue (2)	Undepreciated Book Value (2)	Net Book Value (2)	Year Acquired	Weighted Average Year Built or Substantially Renovated (3)
39	8701 N Mopac	Austin	TX	1	SUB	121,901	69.0%	1,759	18,295	11,677	1999	1982
40	Bridgepoint Parkway	Austin	TX	5	SUB	440,007	95.2%	11,316	88,233	51,290	1997	1995
41	Lakewood on the Park	Austin	TX	2	SUB	180,558	89.8%	$4,141	$37,177	$22,803	1998	1998
42	Research Park	Austin	TX	4	SUB	1,110,007	98.0%	11,484	90,636	61,754	1998	1976
43	3330 N Washington Boulevard	Arlington	VA	1	SUB	55,719	15.3%	273	8,826	5,573	1998	1987
44	333 108th Avenue NE	Bellevue	WA	1	CBD	416,503	100.0%	18,476	152,557	131,402	2009	2008
45	600 108th Avenue NE	Bellevue	WA	1	CBD	243,520	97.2%	6,452	47,249	35,812	2004	2012
46	100 East Wisconsin Avenue	Milwaukee	WI	1	CBD	435,067	92.7%	10,809	82,330	71,579	2010	1989
47	111 East Kilbourn Avenue	Milwaukee	WI	1	CBD	373,669	95.0%	9,523	55,092	44,965	2008	1988
Subtotal Office Properties				96		21,594,462	90.9%	$491,877	$3,730,894	$2,887,386	2005	1989

Other Properties
	Property	City and State		No. of Bldgs.	CBD/SUB	Sq. Feet	% Leased	Annualized Rental Revenue (2)	Undepreciated Book Value (2)	Net Book Value (2)	Year Acquired	Weighted Average Year Built or Substantially Renovated (3)
48	4 South 84th Avenue	Tolleson	AZ	1	SUB	236,007	100.0%	$1,611	$11,401	$8,573	2003	1989
49	97 Newberry Road	East Windsor	CT	1	SUB	289,386	100.0%	1,817	15,350	12,562	2006	1989
50	33 Stiles Lane	North Haven	CT	1	SUB	175,301	100.0%	1,126	9,793	7,681	2006	2002
51	625 Crane Street	Aurora	IL	1	SUB	103,683	100.0%	435	1,611	1,532	2007	1977
52	2250 Pilot Knob Road	Mendota Heights	MN	1	SUB	87,183	100.0%	851	6,530	3,950	1998	1995
53	411 Farwell Avenue	South St. Paul	MN	1	SUB	422,727	100.0%	1,906	16,357	12,963	2004	1970
54	6200 Glenn Carlson Drive	St. Cloud	MN	1	SUB	338,000	100.0%	2,151	15,753	13,683	2009	2013
55	Raintree Industrial Park	Solon	OH	12	SUB	563,182	86.9%	2,133	12,224	11,471	2004	1975
56	128 Crews Drive	Columbia	SC	1	SUB	185,600	100.0%	636	3,747	3,284	2007	2011
57	111 Southchase Boulevard	Fountain Inn	SC	1	SUB	168,087	100.0%	838	6,164	4,668	2007	1987
58	1043 Global Avenue	Graniteville	SC	1	SUB	450,000	100.0%	1,484	16,875	13,462	2007	1998
Subtotal Industrial/Flex				22		3,019,156	97.6%	$14,988	$115,805	$93,829	2006	1990

59	785 Schilinger Road South	Mobile	AL	1	SUB	72,000	100.0%	$987	$11,269	$9,340	2007	1998
60	401 Vine Street	Delmont	PA	1	SUB	53,980	100.0%	549	7,117	6,022	2007	1999
61	633 Frazier Drive	Franklin	TN	1	SUB	150,000	100.0%	2,081	18,980	16,351	2007	1999
62	9840 Gateway Boulevard North	El Paso	TX	1	SUB	72,000	100.0%	1,128	11,432	9,497	2007	1999
63	3003 South Expressway 281	Hidalgo	TX	1	SUB	150,000	100.0%	1,922	17,004	13,908	2007	1999
64	1331 North Center Parkway	Kennewick	WA	1	SUB	53,980	100.0%	944	9,187	7,727	2007	1999
Subtotal Movie Theaters				6		551,960	100.0%	$7,611	$74,989	$62,845	2007	1999

65	633 Ahua Street	Honolulu	HI	1	SUB	120,803	80.7%	$1,778	$16,401	$12,728	2003	2006
Subtotal Self Storage				1		120,803	80.7%	$1,778	$16,401	$12,728	2003	2006

PROPERTY DETAIL (1)
As of September 30, 2015
(sorted by geographic location, dollars in thousands)

	Property	City and State		No. of Bldgs.	CBD/SUB	Sq. Feet	% Leased	Annualized Rental Revenue (2)	Undepreciated Book Value (2)	Net Book Value (2)	Year Acquired	Weighted Average Year Built or Substantially Renovated (3)

66	Cabot Business Park Land	Mansfield	MA	—	SUB	—	0.0%	$—	$1,033	$1,033	2003	—
Subtotal Land				—		—	0.0%	$—	$1,033	$1,033	2003	—

67	Leased Land	Gonzalez	CA	7	SUB	—	0.0%	$2,918	$31,975	$29,259	2010	—
Subtotal Vineyards				7		—	0.0%	$2,918	$31,975	$29,259	2010	—

Subtotal				132		25,286,381	91.9%	$519,172	$3,971,097	$3,087,080	2005	1989

Properties Held for Sale as of September 30, 2015 (5)
	Property	City and State		No. of Bldgs.	CBD/SUB	Sq. Feet	% Leased	Annualized Rental Revenue (2)	Undepreciated Book Value (2)	Net Book Value (2)	Year Acquired	Weighted Average Year Built or Substantially Renovated (3)
68	One South Church Avenue	Tucson	AZ	1	CBD	240,811	65.4%	$3,811	$33,802	$23,903	2002	1986
69	9040 Roswell Road	Atlanta	GA	1	SUB	178,941	78.9%	2,691	21,708	15,832	2004	1985
70	The Exchange	Atlanta	GA	2	SUB	187,632	78.1%	2,527	16,715	11,916	2004; 2005	1995
71	3920 Arkwright Road	Macon	GA	1	SUB	196,156	77.5%	2,685	19,154	13,837	2006	1988
72	1775 West Oak Commons Court	Marietta	GA	1	SUB	79,854	100%	1,368	7,719	6,030	2007	1998
73	One Park Square	Albuquerque	NM	6	CBD	259,737	90.9%	4,509	30,279	21,107	2002	1986
74	775 Ridge Lake Boulevard	Memphis	TN	1	CBD	120,678	78.1%	2,467	20,823	15,398	2004	2000
Total Held for Sale				13		1,263,809	79.7%	$20,058	$150,200	$108,023	2004	1989

Total Portfolio				145		26,550,190	91.3%	$539,230	$4,121,297	$3,195,103	2005	1989

(1)	Excludes properties disposed prior to October 1, 2015.
(2)	Refer to the Definitions section of this document.
(3)	Weighted based on square feet.
(4)
Contractual cash payments (including management fees) from one tenant at Arizona Center for the three and nine months ended September 30, 2015 and 2014 were $2,032 and $6,096, respectively. These payments will decrease to approximately $515 per year beginning in 2016. The terms of this tenant's lease require us to classify the lease as a direct financing (or capital) lease. As such, the revenue recognized on a GAAP basis within our condensed consolidated statements of operations was $104 and $194 for the three months ended September 30, 2015 and 2014, and $379 and $645 for the nine months ended September 30, 2015 and 2014, respectively. Annualized rental revenue excludes the cash payments received from this tenant. This direct financing lease has an expiration date in 2045.

(5)	All properties held for sale as of September 30, 2015 have been sold during the fourth quarter.

DISPOSED PROPERTY DETAIL (1)
(dollars in thousands)

	Property	City and State/Country		No. of Bldgs.	CBD/SUB	Sq. Feet	% Leased	Annualized Rental Revenue (2)	Undepreciated Book Value (2)	Net Book Value (2)	Year Acquired	Weighted Average Year Built or Substantially Renovated (3)
1	1921 E Alton Ave.	Santa Ana	CA	1	SUB	67,846	84.7%	$1,691	$11,522	$8,567	2003	2000
2	11350 N Meridian St.	Carmel	IN	1	SUB	72,264	78.4%	751	2,721	2,537	2006	1982
_	333 Laurel Oak Dr. (4)	Voorhees	NJ	1	SUB	27,164	—%	0	1,496	1,441	1998	1989
	Subtotal Q1 2015 Sales			3		167,274	68.2%	$2,442	$15,739	$12,545	2004	1990

3	7450 Campus Drive	Colorado Springs	CO	1	SUB	77,411	88.1%	$1,771	$9,481	$8,462	2010	1996
4	129 Worthington Ridge Road	Berlin	CT	1	SUB	227,500	100.0%	862	5,252	4,473	2006	1968
5	599 Research Parkway	Meriden	CT	1	SUB	48,249	100.0%	823	8,092	6,090	2003	1982
6	181 Marsh Hill Road	Orange	CT	1	SUB	162,036	100.0%	1,211	10,794	9,080	2006	2006
7	101 Barnes Road	Wallingford	CT	1	SUB	45,755	90.5%	869	1,423	1,371	1998	1988
8	15 Sterling Drive	Wallingford	CT	1	SUB	173,015	60.5%	1,133	4,808	4,653	2006	1978
9	35 Thorpe Avenue	Wallingford	CT	1	SUB	79,862	87.2%	1,279	6,464	6,212	1998	1986
10	50 Barnes Industrial Road North	Wallingford	CT	1	SUB	154,255	100.0%	1,421	11,404	8,866	2006	1976
11	5-9 Barnes Industrial Road	Wallingford	CT	1	SUB	38,006	99.3%	437	3,510	2,945	2006	1980
12	860 North Main Street	Wallingford	CT	1	SUB	31,165	99.5%	477	3,850	2,898	2006	1982
13	One Barnes Industrial Road South	Wallingford	CT	1	SUB	30,170	100.0%	382	2,366	1,890	2006	1977
14	Village Lane	Wallingford	CT	2	SUB	58,185	100.0%	682	4,199	4,051	2006	1977
15	100 Northfield Drive	Windsor	CT	1	SUB	116,986	99.6%	1,822	13,272	8,964	2003	1988
16	905 Meridian Lake Drive	Aurora	IL	1	SUB	74,652	93.1%	1,886	12,298	9,636	2007	1999
17	1717 Deerfield Road	Deerfield	IL	1	SUB	141,186	69.5%	2,450	8,499	8,214	2005	1986
18	1955 West Field Court	Lake Forest	IL	1	SUB	59,130	100.0%	1,278	11,925	8,782	2005	2001
19	5015 S. Water Circle	Wichita	KS	1	SUB	113,524	100.0%	581	5,874	5,103	2007	1995
20	Adams Place	Braintree/Quincy	MA	2	SUB	230,259	72.7%	4,034	19,775	18,628	1998	2006
21	Cabot Business Park	Mansfield	MA	2	SUB	252,755	50.0%	2,096	14,829	14,088	2003	1980
22	2300 Crown Colony Drive	Quincy	MA	1	SUB	45,974	95.5%	1,037	7,144	4,646	2004	1999
23	Myles Standish Industrial Park	Taunton	MA	2	SUB	74,800	100.0%	1,016	7,664	7,479	2007	1988
24	340 Thompson Road	Webster	MA	1	SUB	25,000	100.0%	226	3,188	1,900	1997	1,995
25	100 South Charles Street	Baltimore	MD	1	CBD	159,616	86.0%	2,784	16,362	9,285	1997	1988
26	6710 Oxon Hill	Oxon Hill	MD	1	SUB	118,336	60.3%	1,803	17,538	10,380	1997	1992
27	8800 Queen Avenue South	Bloomington	MN	1	SUB	280,822	92.7%	3,959	13,639	13,155	1998	1957
28	9800 Shelard Parkway	Plymouth	MN	1	SUB	46,765	80.3%	858	5,289	2,865	1999	1987
29	Rosedale Corporate Plaza	Roseville	MN	3	SUB	149,116	100.0%	2,889	27,548	18,462	1999	1987
30	1000 Shelard Parkway	St. Louis Park	MN	1	SUB	62,499	64.7%	907	7,917	4,839	1999	1986
31	525 Park Street	St. Paul	MN	1	CBD	75,636	89.1%	1,249	8,456	5,280	1999	1987
32	1900 Meyer Drury Drive	Arnold	MO	1	SUB	65,225	100.0%	1,014	8,610	6,518	2004	1999
33	131-165 West Ninth Street	N. Kansas City	MO	1	SUB	75,517	100.0%	280	1,753	1,544	2008	1970
34	7-9 Vreeland Road	Florham Park	NJ	1	SUB	155,891	66.0%	1,782	7,215	6,635	1998	1979
35	5 Paragon Drive	Montvale	NJ	1	SUB	119,089	100.0%	3,721	14,426	12,993	2011	2008
36	1000 Voorhees Drive 400 Laurel Oak Drive	Voorhees	NJ	2	SUB	125,415	55.0%	1,451	6,165	5,788	1998	1989
37	1601 Veterans Highway	Islandia	NY	1	SUB	63,608	92.1%	1,470	3,535	3,373	1999	1987
38	Two Corporate Center Drive	Melville	NY	1	SUB	291,230	49.3%	3,812	11,831	10,798	1999	1985
39	11311 Cornell Park Drive	Blue Ash	OH	1	SUB	93,413	69.3%	1,064	6,617	6,332	2006	1982
40	5300 Kings Island Drive	Mason	OH	1	SUB	159,421	68.1%	367	11,072	10,264	1998	1994

DISPOSED PROPERTY DETAIL (1)
(dollars in thousands)

	Property	City and State/Country		No. of Bldgs.	CBD/SUB	Sq. Feet	% Leased	Annualized Rental Revenue (2)	Undepreciated Book Value (2)	Net Book Value (2)	Year Acquired	Weighted Average Year Built or Substantially Renovated (3)
41	3 Crown Point Court	Sharonville	OH	1	SUB	73,987	100.0%	1,248	10,750	8,762	2005	1999
42	515 Pennsylvania Avenue	Fort Washington	PA	1	SUB	82,000	77.0%	1,443	10,710	6,236	1997	1998
43	443 Gulph Road	King of Prussia	PA	1	SUB	21,000	100.0%	462	4,673	3,115	1997	1966
44	4350 Northern Pike	Monroeville	PA	1	SUB	503,885	46.9%	4,042	40,818	25,466	2004	2012
45	Thunderbolt Place	Chantilly	VA	2	SUB	100,505	87.9%	1,433	14,562	9,464	1999	1988
46	6160 Kempsville Circle	Norfolk	VA	1	SUB	129,565	44.8%	895	15,288	11,107	2002	1987
47	448 Viking Drive	Virginia Beach	VA	1	SUB	75,374	75.7%	1,017	7,576	5,845	2004	1991
	Subtotal Small Office & Industrial Assets Portolio			53		5,287,790	77.5%	$67,723	$448,461	$346,937	2002	1989

48	2501 20th Place South	Birmingham	AL	1	CBD	125,722	98.6%	$3,115	$24,116	$19,815	2006	2001
49	420 20th Street North	Birmingham	AL	1	CBD	514,893	75.6%	9,600	55,760	50,652	2011	2006
50	Inverness Center	Birmingham	AL	4	SUB	475,882	87.0%	8,471	51,756	46,140	2010	1981
51	701 Poydras Street	New Orleans	LA	1	CBD	1,256,971	95.6%	19,250	97,897	89,971	2011	2010
52	300 North Greene Street	Greensboro	NC	1	CBD	324,305	86.3%	6,684	40,799	36,175	2010	1989
53	1320 Main Street	Columbia	SC	1	CBD	334,075	91.8%	8,679	55,168	51,814	2012	2004
	Subtotal AL, LA, NC, SC Office Portfolio			9		3,031,848	89.6%	$55,799	$325,496	$294,567	2011	2002

54	225 Water Street (5)	Jacksonville	FL	1	CBD	318,997	44.7%	$3,144	$20,012	$19,357	2008	1985

55	Sorrento Valley Business Park	San Diego	CA	4	SUB	105,003	100.0%	$2,193	$17,530	$10,405	1996	1984

56	12655 Olive Boulevard	St. Louis	MO	1	SUB	98,588	98.6%	$2,091	$13,134	$11,010	2006	1988
57	1285 Fern Ridge Parkway	St. Louis	MO	1	SUB	66,510	46.5%	640	6,039	3,490	2003	1998
	Subtotal St. Louis Portfolio			2		165,098	77.6%	$2,731	$19,173	$14,500	2005	1992

58	310-320 Pitt Street	Sydney	Aust.	1	CBD	313,865	100.0%	$14,082	$129,100	$120,156	2010	1989
59	7 Modal Crescent	Canning Vale	Aust.	1	SUB	164,160	100.0%	1,293	12,313	11,861	2010	2001
60	71-93 Whiteside Road	Clayton	Aust.	1	SUB	303,488	100.0%	1,782	14,213	13,475	2010	1965
61	9-13 Titanium Court	Crestmead	Aust.	1	SUB	69,664	46.8%	101	4,699	4,422	2010	2005
62	16 Rodborough Road	Frenchs Forest	Aust.	1	SUB	90,525	100.0%	1,634	13,468	12,620	2010	1987
63	22 Rodborough Road	Frenchs Forest	Aust.	1	SUB	43,427	100.0%	217	6,356	5,888	2010	1997
64	127-161 Cherry Lane	Laverton North	Aust.	1	SUB	278,570	100.0%	1,009	7,680	7,222	2010	1965
65	310-314 Invermay Road	Mowbray	Aust.	1	SUB	47,480	100.0%	373	44	—	2010	1970
66	253-293 George Town Road	Rocherlea	Aust.	1	SUB	143,914	100.0%	1,047	109	—	2010	1970
67	44-46 Mandarin Street	Villawood	Aust.	1	SUB	226,718	82.7%	1,011	12,542	11,730	2010	1980
68	19 Leadership Way	Wangara	Aust.	1	SUB	76,714	100.0%	840	5,531	5,287	2010	2000
	Subtotal Australia Office and Industrial Portfolio			11		1,758,525	95.7%	$23,389	$206,055	$192,661	2010	1980

69	Illinois Center	Chicago	IL	2	CBD	2,090,162	71.6%	$45,965	$334,132	$306,863	2011; 2012	2001

70	16th and Race Street	Philadelphia	PA	1	CBD	608,625	—%	$—	$36,306	$34,391	1997	1980

71	Widewaters Parkway	Dewitt	NY	8	SUB	514,241	73.5%	$6,463	$17,687	$16,340	1999; 2006	1988
72	5062 Brittonfield Parkway	East Syracuse	NY	1	SUB	40,162	100.0%	1,050	3,399	3,275	2006	1995
73	Woodcliff Drive	Fairport	NY	6	SUB	516,760	80.9%	8,571	44,409	39,853	2006	1995
74	Interstate Place	North Syracuse	NY	2	SUB	61,399	81.0%	843	2,673	2,542	2006	1973
75	1000 Pittsford-Victor Road	Pittsford	NY	1	SUB	73,358	54.5%	585	2,923	2,770	2006	1986

DISPOSED PROPERTY DETAIL (1)
(dollars in thousands)

	Property	City and State/Country		No. of Bldgs.	CBD/SUB	Sq. Feet	% Leased	Annualized Rental Revenue (2)	Undepreciated Book Value (2)	Net Book Value (2)	Year Acquired	Weighted Average Year Built or Substantially Renovated (3)
76	1200 Pittsford - Victor Road	Pittsford	NY	1	SUB	18,900	100.0%	$418	$1,681	$1,618	2004	2003
77	Corporate Crossing	Pittsford	NY	5	SUB	216,126	81.8%	3,213	13,128	12,559	2004	2000
78	Canal View Boulevard	Rochester	NY	3	SUB	118,375	91.1%	1,586	10,741	8,746	2006	2000
79	14 Classic Street	Sherburne	NY	1	SUB	37,084	100.0%	204	1,289	998	2006	2000
80	110 W Fayette Street	Syracuse	NY	1	CBD	304,906	80.5%	3,765	14,373	13,379	1999	2012
81	251 Salina Meadows Parkway	Syracuse	NY	1	SUB	65,617	87.5%	929	2,731	2,522	1999	1990
	Subtotal Upstate New York Portfolio			30		1,966,928	79.8%	$27,627	$115,034	$104,602	2004	1996

82	185 Asylum Street	Hartford	CT	1	CBD	868,395	98.7%	$20,971	$78,046	$72,971	2012	2010

Total Disposed Year-to-Date (6)				117		16,368,645	78.9%	$251,984	$1,615,984	$1,409,799	2006	1994

(1)	Statistics for disposed properties are presented as of or for the quarter-ended preceding each sale.
(2)	Refer to the Definitions section of this document.
(3)	Weighted based on square feet.
(4)	We sold one building in a property containing multiple buildings.
(5)
On May 22, 2015, title to 225 Water Street was transferred to the lender pursuant to the consensual foreclosure in full satisfaction of the mortgage debt. The transaction resulted in a gain on extinguishment of debt of $17.3 million for the nine months ended September 30, 2015.

(6)	Excludes a land parcel located in Birmingham, Alabama that was sold during the second quarter of 2015. Refer to the Acquisitions & DIspositions section of this document.

COMMON & POTENTIAL COMMON SHARES
(share amounts in thousands)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
Weighted Average Share Calculation	2015	2014	2015	2014
Weighted average EQC common shares outstanding	127,963	128,880	128,583	123,736
Weighted average restricted shares outstanding	776	—	803	—
Weighted average common shares outstanding - basic - GAAP EPS, FFO, Normalized FFO	128,739	128,880	129,386	123,736
Weighted average number of dilutive RSUs(1)	1,139	—	707	—
Weighted average number of dilutive Series D preferred shares convertible to common shares (2)	—	2,363	—	—
Weighted average common shares outstanding - diluted - GAAP EPS & FFO	129,878	131,243	130,093	123,736
Weighted average number of anti-dilutive Series D preferred shares convertible to common shares (2)	—	(2,363)	—	—
Weighted average common shares outstanding - diluted - Normalized FFO	129,878	128,880	130,093	123,736

Rollforward of Share Count to September 30, 2015	Series D Preferred Shares(2)	Series E Preferred Shares(3)	EQC Common Shares(4)
Outstanding on December 31, 2014	4,915	11,000	129,607
Issuance of restricted shares, net of forfeitures	—	—	153
Repurchase of common shares	—	—	(3,410)
Outstanding on September 30, 2015	4,915	11,000	126,350
Series D preferred shares convertible into common shares on September 30, 2015(2)			2,363
Common shares issuable from RSUs as measured on September 30, 2015(1)			1,139
Potential common shares as measured on September 30, 2015			129,852

(1)
As of September 30, 2015, we had granted restricted share units ("RSU"s) to certain employees, officers, and the chairman of the Board of Trustees. The RSUs contain both service and market-based vesting components. None of the RSUs have vested. If the market-based vesting component was measured as of September 30, 2015, 1,139 common shares would be issued to the RSU holders. Using a weighted average basis, 1,139 and 707 common shares are reflected in diluted GAAP EPS, FFO per common share and Normalized FFO per common share for the three and nine months ended September 30, 2015, respectively. The RSUs are excluded from basic GAAP EPS, FFO per common share and Normalized FFO per common share for all periods presented because the market-based vesting measurement date has not yet occurred.

(2)
As of September 30, 2015, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 of our common shares. The series D preferred shares are anti-dilutive for GAAP EPS, FFO per common share and Normalized FFO per common share for all periods presented, except the three months ended September 30, 2014, when they were dilutive for EPS and FFO per common share.

(3)
The Series E preferred shares are convertible to EQC common shares only upon limited circumstances surrounding a change in control of EQC. As such, the effect of the potential conversion of the Series E preferred shares on EQC common shares is not contemplated in this schedule.

(4)	EQC common shares include unvested restricted shares.

SUMMARY OF EQUITY INVESTMENTS
(in thousands)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Equity in earnings of investees
Select Income REIT (1)	$—	$1,072	$—	$24,516
Affiliates Insurance Company (2)	—	—	—	(56)
Total	$—	$1,072	$—	$24,460

FFO From Investees
Select Income REIT (1)	$—	$1,456	$—	$33,063
Affiliates Insurance Company (2)	—	—	—	(56)
Total	$—	$1,456	$—	$33,007

(1)
Beginning on July 2, 2013, EQC no longer consolidated its investment in SIR, but instead accounted for its investment in SIR under the equity method. In addition, in May and June 2014, SIR issued 10,000,000 of its common shares in a public offering, which reduced EQC's ownership interest in SIR to 36.7%. On July 9, 2014, EQC sold its entire stake of 22,000,000 common shares of SIR.

(2)
Affiliates Insurance Company, or AIC, is a private company that, until May 9, 2014, was owned equally by Reit Management & Research LLC, or RMR, and each of the public companies to which RMR provides management services, including EQC and SIR. On May 9, 2014, as a result of the change in control of EQC and in accordance with the terms of a shareholders agreement among EQC and the other AIC shareholders, the other AIC shareholders purchased pro rata from EQC all 20,000 shares of AIC that EQC then owned for aggregate proceeds of $5,776.

DEFINITIONS

Annualized Rental Revenue
Annualized rental revenue is annualized contractual rents from our tenants pursuant to leases which have commenced as of September 30, 2015, plus estimated recurring expense reimbursements; includes triple net lease rents and excludes lease value amortization, straight line rent adjustments, free rent periods and parking revenue. The annualized rental revenue of disposed properties is presented for the quarter-ended preceding each disposition.
Building Improvements
Building improvements are expenditures to replace obsolete building components or extend the useful life of existing assets.
Consolidated Income Available for Debt Service
Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and certain items that we view as nonrecurring or impacting comparability from period to period, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.
Development, Redevelopment and Other Activities
Development, redevelopment and other activities include: 1) major capital expenditures that are identified at the time of a property acquisition and incurred within a short time period after acquiring the property, and 2) major capital expenditure projects that reposition a property or result in new sources of revenue.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
We calculate EBITDA as net income (loss) excluding 1) interest expense, 2) income tax expense, 3) depreciation and amortization, and 4) our portion of these items related to equity investees. Our calculation of Adjusted EBITDA differs from our calculation of EBITDA because we exclude certain items that we view as nonrecurring or impacting comparability from period to period.
We consider EBITDA and Adjusted EBITDA to be appropriate measures of our operating performance, along with net income, net income attributable to EQC common shareholders, operating income and cash flow from operating activities. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributable to EQC common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income, net income attributable to EQC common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate EBITDA and Adjusted EBITDA differently than we do.
Enterprise Value
Enterprise value is net debt plus the market value of our preferred shares plus the market value of our common shares.
Funds from Operations (FFO) and Normalized FFO
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT). NAREIT defines FFO as net income (loss), calculated in accordance with GAAP, excluding real estate depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of depreciable real estate, and our portion of these items related to equity investees and noncontrolling interests.  Our calculation of Normalized FFO differs from NAREIT’s definition of FFO because we exclude certain items that we view as nonrecurring or impacting comparability from period to period.  We consider FFO and Normalized FFO to be appropriate measures of operating performance for a REIT, along with net income, net income attributable to Equity Commonwealth common shareholders, operating income and cash flow from operating activities.

DEFINITIONS

We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs.  FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders.  FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income, net income attributable to Equity Commonwealth common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs.  These measures should be considered in conjunction with net income, net income attributable to Equity Commonwealth common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows.  Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do.
Leasing Costs
These are leasing costs such as brokerage commissions and related legal expenses.
Net Debt
Net debt is total debt minus cash and cash equivalents.
Net Operating Income (NOI), Same Property NOI, Cash Basis NOI, and Same Property Cash Basis NOI
NOI is total revenues minus operating expenses. Cash Basis NOI is NOI excluding the effects of straight line rent adjustments, lease value amortization, and lease termination fees. The quarter-to-date same property versions of these measures include the results of properties continuously owned from July 1, 2014 through September 30, 2015. The year-to-date same property versions of these measures include the results of properties continuously owned from January 1, 2014 through September 30, 2015. Discontinued operations and properties classified as held for sale are excluded from same property results.
We consider these measures to be appropriate supplemental measures to net income because they may help both investors and management to understand the operations of our properties. We use these measures internally to evaluate individual, regional and combined property level performance, and we believe that they provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered as an alternative to net income, net income attributable to Equity Commonwealth common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income, net income attributable to Equity Commonwealth common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate these measures differently than we do.
Net Book Value
Net book value represents the carrying value of real estate properties after depreciation and amortization, purchase price allocations, impairment write-downs, and currency adjustments, if any.
NOI Margin
NOI Margin is NOI (or the same property or cash basis derivations of NOI defined above) divided by the total revenues used to calculate NOI (or its derivation).
Percentage Leased
Percentage leased includes: 1) space being fitted out for occupancy pursuant to existing leases and 2) space which is leased but not occupied or is being offered for sublease by tenants.

DEFINITIONS

Tenant Improvements
Tenant improvements are capital expenditures to improve tenant spaces.
Total Debt
Total debt is the aggregate balance of the following line items on our condensed consolidated balance sheets: revolving credit facility, senior unsecured debt, net, and mortgage notes payable, net.
Undepreciated Book Value
Undepreciated book value represents the carrying value of real estate properties after purchase price allocations, impairment write-downs, and currency adjustments, if any.